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                                                                Exhibit 10.6(b)

                                 AMENDMENT NO. 1
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


         This Amendment No. 1 dated December 12, 1996 (the "Amendment") to the Registration Rights Agreement dated November 9, 1995 among Giga Information Group, Inc., a Delaware corporation (the "Corporation"), the investors listed on Exhibit A thereto (the "Investors") and those key members of the Company's management listed on Exhibit B thereto (the "Management Persons") is entered into by the Corporation, the Investors and the Management Persons. Except as set forth below, the Agreement shall remain in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to the Agreement. Acting in accordance with Section 1.1 of the Agreement, the undersigned hereby consent to the following amendments to the Agreement:

                  (a) Clause (ii) of Subsection 2.1(b) is deleted in its entirety and the following is inserted in lieu thereof:

                           "(ii) the shares of Common Stock issuable or issued upon conversion of the Company's Series A Convertible Preferred Stock, $.001 par value, and Series B Convertible Preferred Stock, $.001 par value (such shares of Common Stock referred to in clauses (i) and (ii) hereof collectively referred to hereinafter as the "Stock"); and"

                  (b) Subsection 2.2(a) is amended by changing (i) the date "November 1, 1999" in the second line to "June 30, 1998" and (ii) the term "forty percent (40%)" in the fourth line to "thirty percent (30%)."

                  (c) Exhibit A of the Agreement is hereby amended, as set forth on Exhibit A attached hereto, pursuant to which Ponoma Capital II, L.P., Baupost Limited Partnership 1983 C-1, Wheatley Partners, L.P., Wheatley Foreign Partners, L.P., Charles O. Rossotti Charitable Remainder Trust, Alfred University, Foundation


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Partners, Tampsco II Partnership, Rochester Institute of Technology and the
Series A Preferred Stockholders are added to Exhibit A of the Agreement and thereby become parties thereto and entitled to the rights and benefits thereof.

         2. The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contain the entire agreement among the parties with respect to the subject matter thereof and amend, restate and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         3. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         4. This Amendment shall be governed by the laws of the State of New York, notwithstanding the conflict-of-law doctrines of New York or any other jurisdiction to the contrary.

         5. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


         IN WITNESS WHEREOF the parties hereto have executed this Amendment on the date first above written.


GIGA INFORMATION GROUP, INC.



By:
    -------------------------------------


Title:      Chief Executive Officer
       ----------------------------------




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MANAGEMENT PERSONS:



--------------------------------------
Gideon I. Gartner




--------------------------------------
David L. Gilmour




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